2

                            SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934


Filed by the Registrant                          [X]

Filed by a Party other than the Registrant       [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                          Calvert Municipal Fund, Inc.
                (Name of Registrant as Specified in Its Charter)

                           William M. Tartikoff, Esq.
                                   Secretary
      (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     (4) Proposed maximum aggregate value of transaction:
     (5) Total Fee Paid:
[  ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify previous filing by statement number, or the Form or Schedule and the date its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                                            December 31, 1998

Dear Shareholder:

I am writing to inform you of the upcoming special meeting for shareholders of the Calvert Municipal Fund, Inc.

A summary of the proposals and the formal Notice of Meeting appears on the next few pages, followed by the detailed proxy statement. Please take a few minutes to read the enclosed material and vote on these important issues. The Board of Trustees/Directors, including myself, believes these changes are in your best interest and that of your Fund.

Regardless of the number of shares you own, it is important that you take the time to read the enclosed proxy materials, and vote on the issues as soon as you can. You may vote by mail, by telephone, through the internet, by facsimile machine, or in person. If you do not cast your vote, you may be contacted by our proxy solicitation service, Shareholder Communications Corporation, or by a Calvert employee. All shareholders benefit from the speedy return of proxy votes.

I appreciate the time you will take to review this important matter. If we may be of any assistance or if you have any questions about the proxy issues, please call us at (800) 368-2748. Our hearing-impaired shareholders may call
(800) 541-1524 for a TDD connection.

                           Sincerely,



                           Barbara J. Krumsiek
                           President and Chief Executive Officer
                           Calvert Group, Ltd.

                          Calvert Municipal Fund, Inc.

                  Calvert National Municipal Intermediate Fund
                 Calvert California Municipal Intermediate Fund
                  Calvert Maryland Municipal Intermediate Fund
                  Calvert Virginia Municipal Intermediate Fund

Quick Overview

 ................................................................................
Proposal 1
 ................................................................................
To elect the Board of Trustees.

Affected portfolios: All

Reason for Proposal
It has been several years since the Board members have been voted on by shareholders. Recently, some new members have been added; thus, it is appropriate for the shareholders to vote on the complete slate.

 ................................................................................
Proposal 2
 ................................................................................
To approve amended fundamental investment restrictions to (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) to revise the language of those restrictions that are still required to be fundamental.

Affected portfolios: All

Reason for Proposal
Current investment restrictions and policies are more restrictive than Federal law. A shareholder vote is required to change the restrictions and policies because they are considered fundamental. Calvert Asset Management Company, Inc. ("CAMCO") has recommended to the Board that the investment restrictions of the Portfolios be changed to conform to, but not be more restrictive than, federal law, and changing the policies so that they can be altered by the Board without a shareholder vote (nonfundamental policies or restrictions). This would give each of the Portfolios more flexibility and may help each Portfolio to more easily adapt to different investment environments.

 ................................................................................
Proposal 3
 ................................................................................
To approve a new investment advisory agreement with the investment advisor, CAMCO.

Affected Portfolios: All

Reason for Proposal
CAMCO is a subsidiary of Calvert Group, Ltd. which is owned by Acacia Mutual Life Insurance Company ("Acacia"). Acacia plans to merge with another insurance company, Ameritas Insurance Holding Company. Because of the merger of the ultimate parent company, the investment advisory contract should be approved by shareholders.

 ................................................................................
Proposal 4
 ................................................................................
To ratify the Board's selection of auditors, PricewaterhouseCoopers, L.L.P.

Affected Portfolios: All

Reason for Proposal
Periodically, shareholders will be asked to approve independent auditors for Calvert Funds. The auditors review reports, documents filed with federal and state governments, and help to ensure that the Funds are complying with generally accepted accounting principles.

                          Calvert Municipal Fund, Inc.
                  Calvert National Municipal Intermediate Fund
                 Calvert California Municipal Intermediate Fund
                  Calvert Maryland Municipal Intermediate Fund
                  Calvert Virginia Municipal Intermediate Fund


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        To be held on February 24, 1999

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of the Calvert Municipal Fund, Inc. ("CMF" or the "Fund") will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 2:00 p.m. on Wednesday, February 24, 1999 for the following purposes:

   I.     To elect the Board of Trustees/Directors.
   II. To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) to revise the language of those restrictions that are still required to be fundamental.
   III. To approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO"), identical to the current investment advisory agreements in all material respects.
   IV. To ratify the Board's selection of auditors, PricewaterhouseCoopers, L.L.P.
   V. To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

                           By Order of the Trustees/Directors,



                           William M. Tartikoff, Esq.
                           Vice President

                          Calvert Municipal Fund, Inc.
                  Calvert National Municipal Intermediate Fund
                 Calvert California Municipal Intermediate Fund
                  Calvert Maryland Municipal Intermediate Fund
                  Calvert Virginia Municipal Intermediate Fund


                      4550 Montgomery Avenue, Suite 1000N
                            Bethesda, Maryland 20814

                                PROXY STATEMENT

                               December 31, 1998

We are sending this proxy statement to you to ask you to approve several important changes. You may vote by mail, by telephone, by facsimile, through a secure internet website, or in person. Your vote is important. Please call 800-368-2748 if you have questions about this proxy.

This statement is furnished in connection with the solicitation of proxies by the Board of Trustees/Directors of the Calvert Municipal Fund, Inc. (the "Board") to be used at the Special Meeting of Shareholders. The Special Meeting will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 2:00 p.m. on Wednesday, February 24, 1999, or at such later time or date made necessary by adjournment for the purpose set forth in the Notice of Meeting.

The approximate date on which this proxy statement and form of proxy are first being mailed to shareholders is December 31, 1998.

Calvert Municipal Fund, Inc. is an open-end management investment company that was first incorporated in Maryland in 1992. It has four Portfolios: Calvert National Municipal Intermediate Fund, Calvert California Municipal Intermediate Fund, Calvert Maryland Municipal Intermediate Fund, and Calvert Virginia Municipal Intermediate Fund.

                              Summary of Proposals

1.    For each Portfolio: to elect the Board of Trustees.
2. For each Portfolio: to approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) to revise the language of those restrictions that are still required to be fundamental.
3. For each Portfolio: to approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO").
4. For each Portfolio: to ratify the Board's selection of auditors, PricewaterhouseCoopers, L.L.P.

                                   PROPOSALS

--------------------------------------------------------------------------------
Proposal 1
To elect the Board of Trustees.
--------------------------------------------------------------------------------

Discussion
The purpose of this proposal is to elect the currently serving members of the Board of Trustees. All of the nominees listed below have served as Trustees continuously since originally elected or appointed. Each of the nominees elected will serve as a Trustee until the next meeting called for the purpose of electing a Board of Trustees and until a successor is elected and qualified, or until death, retirement, resignation or removal.

{This will be formatted in tabular format by the typesetter}

Name
Date of Birth,             Principal Occupation
& Year Elected             During Last Five Years
or Appointed               and Other Directorships

Richard L. Baird, Jr.
DOB: 05/09/48
1976

 Mr. Baird is Executive Vice President for the Family Health Council, Inc. in Pittsburgh, Pennsylvania, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services. Mr. Baird is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc., Calvert New World Fund, Inc. and Calvert World Values Fund, Inc.

Frank H. Blatz, Jr., Esq.
DOB: 10/29/35
1982

 Mr. Blatz is a partner in the law firm of Snevily, Ely, Williams & Blatz. He was formerly a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A. He is also a director of Calvert Variable Series, Inc.

Frederick T. Borts, M.D.
DOB: 7/23/49
1976

 Dr. Borts is a radiologist with Kaiser Permanente. Prior to that, he was a radiologist at Bethlehem Medical Imaging in Allentown, Pennsylvania.

Charles E. Diehl
DOB: 10/13/22
1983

 Mr. Diehl is a self-employed consultant and is Vice President and Treasurer Emeritus of the George Washington University. He has retired from University Support Services, Inc. of Herndon, Virginia. Formerly, he was a Director of Acacia Mutual Life Insurance Company, and is currently a Director of Servus Financial Corporation.

Douglas E. Feldman, M.D.
DOB: 5/23/48
1982

 Dr. Feldman is managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.

Peter W. Gavian, CFA
DOB: 12/8/32
1980

 Mr. Gavian is President of Corporate Finance of Washington, Inc. Formerly, he was a principal of Gavian De Vaux Associates, an investment banking firm. He is also a Chartered Financial Analyst and an accredited senior business appraiser.


Name
Date of Birth,             Principal Occupation
& Year Elected             During Last Five Years
or Appointed               and Other Directorships

John G. Guffey, Jr.
DOB: 5/15/48
1976

 Mr. Guffey is chairman of the Calvert Social Investment Foundation, organizing director of the Community Capital Bank in Brooklyn, New York, and a financial consultant to various organizations. In addition, he is a director of Ariel Funds, and the Treasurer and Director of Silby, Guffey, and Co., Inc., a venture capital firm. Mr. Guffey is a trustee/director of each of the other investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc. and Calvert New World Fund, Inc.

 Mr. Guffey has been advised that the Securities and Exchange Commission ("SEC") expects to enter an order against him relating to his former service as a director of Community Bankers Mutual Fund, Inc. This fund is not connected with any Calvert Fund or the Calvert Group and ceased operations in September, 1994. Mr. Guffey consented to the entry of the order without admitting or denying the findings in the order. The order is expected to contain findings (1) that the Community Bankers Mutual Fund's prospectus and statement of additional information were materially false and misleading because they misstated or failed to state material facts concerning the pricing of fund shares and the percentage of illiquid securities in the fund's portfolio and that Mr. Guffey, as a member of the fund's board, should have known of these misstatements and therefore violated the Securities Act of 1933; (2) that the price of the fund's shares sold to the public was not based on the current net asset value of the shares, in violation of the Investment Company Act of 1940 (the "Investment Company Act"); and (3) that the board of the fund, including Mr. Guffey, violated the Investment Company Act by directing the filing of a materially false registration statement. It is expected that the order will direct Mr. Guffey to cease and desist from committing or causing future violations and to pay a civil penalty of $5,000. The SEC placed no restrictions on Mr. Guffey's continuing to serve as a Trustee or Director of mutual funds.

*Barbara J. Krumsiek
DOB: 8/9/52
1997

 Ms. Krumsiek serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and director of each of its affiliated companies. She is a director of Calvert-Sloan Advisers, L.L.C., and a trustee/director of each of the investment companies in the Calvert Group of Funds. Ms. Krumsiek is the President of each of the investment companies, except for Calvert Social Investment Fund, of which she is the Senior Vice President. Prior to joining Calvert Group, Ms. Krumsiek served as a Managing Director of Alliance Fund Distributors, Inc.

M. Charito Kruvant
DOB: 12/8/45
1996

 Ms. Kruvant is President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development. She is also a director of Acacia Federal Savings Bank.

Arthur J. Pugh
DOB: 9/24/37
1983

 Mr. Pugh is a Director of Calvert Variable Series, Inc., and serves as a director of Acacia Federal Savings Bank.


Name
Date of Birth,             Principal Occupation
& Year Elected             During Last Five Years
or Appointed               and Other Directorships


*David R. Rochat
DOB: 10/7/37
1982

 Mr. Rochat is Executive Vice President of Calvert Asset Management Company, Inc., Director and Secretary of Grady, Berwald and Co., Inc., and Director and President of Chelsea Securities, Inc. He is the Senior Vice President of First Variable Rate Fund, Calvert Tax-Free Reserves, Calvert Municipal Fund, Inc., Calvert Cash Reserves, and The Calvert Fund.

*D. Wayne Silby, Esq.
DOB: 7/20/48
1976

 Mr. Silby is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc. and Calvert New World Fund. Mr. Silby is Executive Chairman of Group Serve, Inc., an internet company focused on community building collaborative tools, and an officer, director and shareholder of Silby, Guffey & Company, Inc., which serves as general partner of Calvert Social Venture Partners ("CSVP"). CSVP is a venture capital firm investing in socially responsible small companies. He is also a Director of Acacia Mutual Life Insurance Company.

Executive officers of the Fund not mentioned above include William Tartikoff, Esq., age 51, Vice President and Secretary, Ronald Wolfsheimer, age 51, Treasurer, Reno J. Martini, age 48, Senior Vice President, and Daniel Hayes, age 48, Vice President. Each has been an executive officer for more than five years.

Trustees marked with an *, above, are "interested persons" of the Funds, under the Investment Company Act of 1940, because of their affiliation with the Funds, the investment advisor, or the parent company. As a group, the Trustees and officers own less than 1% of each Fund's outstanding shares.

The Audit Committee of the Board is composed of Messrs. Baird, Blatz, Feldman, Guffey and Pugh. The Board's Investment Policy Committee is composed of Messrs. Borts, Diehl, Gavian, Rochat and Silby and Ms. Krumsiek. The committees and the Board met four (4) times during the past year. All Trustees attended at least 75% of the committee or Board meetings held. Trustees of the Fund not affiliated with the Advisor presently receive an annual fee of $20,500 for service as a member of the Board of Trustees of the Calvert Group of Funds, and a fee of $750 to $1,500 for each regular Board or committee meeting attended.

Trustees of the Fund who are not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis.

                          Trustees Compensation Table

Fiscal Year 1997      Aggregate         Pension or        Total Compensation
                      Compensation      Retirement        from Benefits
(unaudited numbers)   from Registrant   Accrued as        Registrant and Fund
                      for Service       part of           Complex paid to
                      as Director       of Registrant     Director **
                                        Expenses*
Name of Director

Richard L. Baird, Jr. $1,174            $0                $34,450
Frank H. Blatz, Jr.   $1,552            $1,552            $46,000
Frederick T. Borts    $1,171            $0                $32,500
Charles E. Diehl      $1,494            $1,494            $44,500
Douglas E. Feldman    $1,122            $0                $32,500
Peter W. Gavian       $1,361            $637              $38,500
John G. Guffey, Jr.   $1,524            $0                $61,615
M. Charito Kruvant    $1,256            $0                $36,250
Arthur J. Pugh        $1,573            $53               $48,250
D. Wayne Silby        $1,203            $0                $62,830

*Messrs. Blatz, Diehl, Gavian and Pugh have chosen to defer a portion of their compensation. As of December 31, 1997, total deferred compensation, including dividends and capital appreciation, was $555,901.79, $545,259.10, $137,436.70 and $187,735.55, for each director, respectively.
**As of December 31, 1997. The Fund Complex consists of nine (9) registered investment companies.

Recommendation
The Board recommends that you vote FOR each of the Trustees listed above.

--------------------------------------------------------------------------------
Proposal 2
To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) to revise the language of those restrictions that are still required to be fundamental.
--------------------------------------------------------------------------------

Discussion
The federal and state laws governing mutual funds have been changed several times in the last few years. The CMF Prospectus and Statements of Additional Information ("SAIs") contain investment policies and restrictions that are more restrictive than the current law. This could potentially reduce the yield for each Portfolio of CMF. The fundamental policies concern the investment strategies, credit quality, and other investment techniques and risks. CMF does not intend to change its investment style but plans to operate under the federal law, as may be periodically amended.

Also in the past few years, many state securities laws have changed or have been superseded by federal securities laws. CMF, however, must still comply with the old fundamental restrictions, unless you vote to change these restrictions to be in line with the changed regulatory landscape.

As explained above, federal law in many cases controls what a mutual fund can purchase. Federal law also specifies certain investment restrictions that must be fundamental and cannot be changed without a shareholder vote. The policies/restrictions that are required by law to be fundamental are those concerning diversification, borrowing money, the issuance of senior securities, underwriting of securities issued by other persons, the purchase and sale of real estate and commodities, the policy about making loans to other persons, and the concentration of investments in a particular industry or group of industries, as discussed above.

CAMCO has recommended to the Board that the investment restrictions be changed to conform to, but not be more restrictive than, the federal law. That way, if the federal law changes, the restrictions can change accordingly. This gives CMF more flexibility and may help it to more easily adapt to different investment environments. This is expected to increase investment management opportunities. Further, it is not anticipated that these proposed changes will substantially affect the way CMF is currently managed.

The current investment restrictions for the CMF Portfolios, excerpted from the SAIs, are shown below. After careful consideration, and with the advice of outside counsel, the Board has approved several changes, subject to shareholder approval.

 ...............................................................................
Current Fundamental Restriction
1. The Funds may not purchase common stocks, preferred stocks, warrants, or other equity securities.

Recommended Change
Management recommends that this restriction be deleted since it is not required to be fundamental. If shareholders approve deleting this restriction, the Board intends to adopt a new nonfundamental policy imposing substantially the same limitations as the deleted restriction. A nonfundamental policy can be changed by the Board at any time without a shareholder vote.

 ...............................................................................
Current Fundamental Restriction
2. The Funds may not issue senior securities, borrow money, or pledge, mortgage, or hypothecate its assets, except as may be necessary to secure borrowings from banks for temporary or emergency (not leveraging) purposes and then in an amount not greater than 10% of the value of total assets at the time of the borrowing. Investment securities will not be purchased while any borrowings are outstanding.

Recommended Change
Management recommends that the 10% limitation be changed to 33 1/3% for maximum flexibility. The Board also recommends the use of the standard borrowing policy recited in other Calvert SAIs. As part of the standardization, the last sentence above will be replaced by a new nonfundamental operating policy: The Funds do not intend to make any purchases of securities if borrowing exceeds 5% of total assets. A nonfundamental policy can be changed by the Board at any time without a shareholder vote.

Proposed Fundamental Investment Restriction
The Funds may not issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of a Fund's total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets.

 ...............................................................................
Current Fundamental Restriction
3. The Funds may not make loans other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities. The purchase by a Portfolio of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with its investment objective, policies and restrictions, shall not constitute the making of a loan.

Recommended Change
Management recommends that this investment restriction be changed to the standard policy for other Calvert Group Funds concerning the Fund's loan policy.

Proposed Fundamental Investment Restriction
The Funds may not make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or as permitted by law. The purchase by a Fund of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with its investment objective, policies and restrictions, shall not constitute the making of a loan.

 ...............................................................................
Current Fundamental Restriction
4. The Funds may not purchase or sell real estate, real estate investment trust securities, commodities, or commodity contracts, or oil and gas interests, but this shall not prevent the Funds from investing in municipal obligations secured by real estate or interests therein.

Recommended Change
Management recommends that this be changed to the standard policy for other Calvert Group Funds. The portion of the restriction referring to oil and gas interests should be deleted, as it was originally required by one or more states, but no longer applies due to changes in federal laws which supersede such state-imposed restrictions.

Proposed Fundamental Investment Restriction
The Funds may not invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

 ...............................................................................
Current Fundamental Restriction
5. The Funds may not purchase more than 25% of its assets in the securities of any one issuer or of issuers, except that each Portfolio may invest more than 25% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, the entity which has the ultimate responsibility for the payment of principal and interest on a particular security will be treated as its issuer.

Recommended Change
Management recommends that this investment restriction be changed to the standard policy for other Calvert Group Funds. Each CMF Portfolio is classified as a nondiversified Fund, meaning that they may invest significant amounts in one particular security. The investment restriction would be revised as shown immediately below.

Proposed Fundamental Investment Restriction
The Funds may not make any investment inconsistent with their classifications as nondiversified investment companies under the 1940 Act.

 ...............................................................................
Current Fundamental Restriction
6. The Funds may not invest 25% or more of its total assets in any particular industry or industries, except that a Portfolio may invest more than 25% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Industrial development bonds, where the payment of principal and interest is the responsibility of companies within the same industry, are grouped together as an "industry".

Recommended Change
Management recommends that this be changed to a more accurate standard policy concerning concentration as shown immediately below.

Proposed Fundamental Investment Restriction
The Funds may not concentrate investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby).

 ...............................................................................
Current Fundamental Restriction
7.       National and California Portfolios only:    The Funds may not invest
in companies for the purpose of exercising control; or invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, or in connection with a trustee's/director's deferred compensation plan, as long as there is no duplication of advisory fees.

Recommended Change
Management recommends that this investment restriction be deleted. It was originally required by one or more states, but no longer applies due to changes in federal laws which supersede such state-imposed restrictions.

 ...............................................................................
Current Fundamental Restriction
8.       National and California Portfolios only:    The Funds may not
purchase or retain securities of an issuer if those trustees of the Funds, each of whom owns more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities.

Recommended Change
Management recommends that this investment restriction be deleted. It was originally required by one or more states, but no longer applies due to changes in federal laws which supersede such state-imposed restrictions.

 ...............................................................................
Current Fundamental Restriction
9.       Virginia and Maryland Portfolios only:      The Funds may not sell
securities short, purchase securities on margin, or write put or call options, except as permitted for Virginia and Maryland in connection with transactions in futures contracts and options thereon. The Funds reserve the right to purchase securities with puts attached or with demand features.

Recommended Change
Management recommends that this restriction be deleted since it is not required to be fundamental. If shareholders approve deleting this restriction, the Board intends to adopt a new nonfundamental policy imposing substantially the same limitations as the deleted restriction. A nonfundamental policy can be changed by the Board at any time without a shareholder vote.

Recommendation
The Board has voted to change or delete each of these fundamental investment restrictions as shown above and recommends that you vote FOR the changes or deletions of each of these revised fundamental investment restrictions for the Fund.

--------------------------------------------------------------------------------
Proposal 3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
To approve a new investment advisory agreement with the investment advisor,
CAMCO.
--------------------------------------------------------------------------------

Discussion
The following circumstances affect the terms of the current investment advisory agreement (the "Current Advisory Agreement"); therefore, Management proposes that a new advisory agreement be executed:

      CAMCO is an indirectly wholly-owned subsidiary of Acacia Mutual Life Insurance Company ("Acacia"), which subject to certain conditions, plans to merge with Ameritas Insurance Holding Company ("Ameritas") (such planned transaction is hereafter referred to as the "Merger"). The surviving company will be named Ameritas Acacia Mutual Holding Company. Although the Merger could be considered a change in control of CAMCO, terminating the Current Advisory Agreement, the Board has received assurances that it does not cause such a change. Nonetheless, in order to remove any possible doubt as to the status of the Current Advisory Agreement, the Board has approved, and recommends that shareholders approve, a standard investment advisory agreement between CMF and CAMCO (the "New Advisory Agreement").

Despite the importance of the proposed changes, CAMCO anticipates there will be no effect on the actual investment management operations with respect to CMF.

The Current Advisory Agreement
Under the Current Advisory Agreement, CAMCO provides a continuous investment program for CMF, subject to the control of the Board. The Current Advisory Agreement was last submitted to shareholders in 1992 for approval at the inception of the Fund. Since then, the Contract has been approved by the Board on an annual basis, in accordance with the requirements of the Investment Company Act of 1940.

The terms of the Current Advisory Agreement between CAMCO and CMF include:
1. The services to be provided (manage assets, place orders for securities trades and perform other services);
2. General obligations of CAMCO (manage CMF in accordance with CMF guidelines and restrictions, under the direction of the Board);
3. Expenses of CMF (advisory, legal, audit, registration, taxes, printing and postage, mailing prospectuses);
4. Liability issues (CAMCO is not liable for actions unless it is grossly negligent, acts in bad faith, or in reckless disregard of its duties); and
5. The fees to be paid to CAMCO (0.60% for the first $500,000,000 of each Portfolio's average daily net assets, 0.50% for the next $500,000,000, 0.40% for all assets in excess of $1,000,000,000.)

The Current Advisory Agreement provides for automatic termination unless its continuance is approved at least annually by (i) a majority of the Board, including those who are not parties to the Agreement or interested persons, within the meaning of the Investment Company Act of 1940 (the "1940 Act"), of any such party ("Independent Directors"), and (ii) the holders of a majority of the outstanding shares of CMF. The Current Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, CAMCO, or the holders of a majority of the outstanding shares of each CMF Portfolio, upon 60 days' prior written notice.

The New Advisory Agreement
The terms and conditions of the New Advisory Agreement are identical to the terms and conditions of the Current Advisory Agreement, except as to effective and termination dates. If approved by shareholders, the New Advisory
Agreements will continue until January 1, 2000 unless terminated earlier by either party, and provided that at least annually thereafter its continuance is approved in the same manner as prescribed in the Current Advisory Agreement.

Calvert Asset Management Company, Inc.
CAMCO has investment advisory contracts with eight investment companies: First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, Calvert Social Investment Fund, The Calvert Fund, Calvert Municipal Fund, Inc., Calvert World Values Fund, Inc., and Calvert Variable Series, Inc. Each has a substantially similar investment advisory contract with CAMCO, though the actual fees and breakpoints may vary.

Reno J. Martini, Senior Vice President and Chief Investment Officer for CAMCO, has primary responsibility for rendering investment advisory services to CMF. Mr. Martini oversees the investment management of all Calvert Funds. It is anticipated that each of the directors and officers of CAMCO will hold the same position with CAMCO after the Merger. The address of the directors and officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814, unless otherwise noted. The directors and executive officers of CAMCO are listed below:

      Charles T. Nason, Director. Chairman, President and Chief Executive Officer of The Acacia Group, 7315 Wisconsin Avenue, Bethesda, Maryland 20814.
      *Barbara J. Krumsiek, Director. President of CAMCO and President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd.
      *David R. Rochat, Director and Senior Vice President.
      Robert-John H. Sands, Director. Senior Vice President and General Counsel, The Acacia Group, 7315 Wisconsin Avenue, Bethesda, Maryland 20814.
      *Reno J. Martini, Senior Vice President and Chief Investment Officer. *Ronald M. Wolfsheimer, Senior Vice President and Chief Financial
     Officer.
      *William M. Tartikoff, Senior Vice President, Secretary, and General Counsel.
      Matthew D. Gelfand, Senior Vice President.
      *Daniel K. Hayes, Vice President.
      John Nichols, Vice President.

Persons marked with a *, above, are also Trustees/Directors and/or officers of CMF.

A.    The Merger of CAMCO's parent company
CAMCO is an indirect, wholly-owned subsidiary of Acacia. On September 14, 1998, seeking a strategic affiliation to create a stronger, more diversified insurance and financial services enterprise, Acacia and Ameritas entered into an agreement of merger which provides for the merger of their respective mutual holding companies.

Acacia and its related subsidiaries offer traditional life insurance and annuity products, as well as variable products, special banking products and services, and a variety of mutual funds, and operate a full service financial planning broker dealer, while Ameritas and its subsidiaries specialize in variable life, fixed and variable annuities, group dental, low-load insurance products and 401(k) and other investment products. This strategic affiliation is expected to create a stronger, more diversified insurance and financial services enterprise, with almost $11 billion in assets under management, insurance assets of $6 billion, $21 billion life insurance in-force, over $750 million in revenues and approximately $750 million in equity/capital.

The Merger is subject to the approval of the members of both Acacia and Ameritas and is further conditioned upon approval by the appropriate federal and state regulatory authorities.

CAMCO will not be directly affected by the Merger and will remain a wholly-owned subsidiary of Calvert Group, Ltd. As a result of the Merger, however, CAMCO will become an indirect, wholly-owned subsidiary of Ameritas Acacia Mutual Holding Company.

Acacia's current address is 7315 Wisconsin Avenue, Bethesda, Maryland 20814. After consummation of the Merger, Ameritas Acacia Mutual Holding Company's principal place of business will be 5900 "O" Street, Lincoln, Nebraska 68501-1889.

Recommendation
Based on its evaluation of the information presented, the Board has determined that the changes reflected in the proposed New Advisory Agreement are in the best interests of the shareholders of CMF. The Board based this determination primarily upon a review of all materials related to the Merger. The Board concluded that they were satisfied that CAMCO's services to CMF would not be adversely affected by the Merger and that such Merger would not impose an unfair burden on CMF.

Thus, the Board, including a majority of the Independent Trustees/Directors, approved the New Advisory Agreement (subject to approval by shareholders) and authorized submission of the New Advisory Agreement to shareholders for approval. Accordingly, the Board recommends that shareholders vote FOR the proposed New Advisory Agreement.

--------------------------------------------------------------------------------
Proposal 4
--------------------------------------------------------------------------------
To ratify the Board's selection of auditors, PricewaterhouseCoopers, L.L.P.

Discussion
Shareholders are requested to ratify the action of the Board in selecting the firm of PricewaterhouseCoopers, L.L.P. ("PricewaterhouseCoopers") as the independent auditors for the current fiscal year. The Board believe that the firm is well qualified, and has accordingly selected PricewaterhouseCoopers, L.L.P. to act as independent auditors, subject to ratification by shareholders.

Coopers & Lybrand, L.L.P. has experience in accounting and auditing and has served as independent auditors for CMF since its inception in 1992. On July 1, 1998, Coopers & Lybrand merged with Price Waterhouse, L.L.P. to form PricewaterhouseCoopers, L.L.P.

Neither PricewaterhouseCoopers, L.L.P., nor any of its partners has any direct or indirect connection (other than as independent accountants) with CMF or any of its affiliates. No representative of PricewaterhouseCoopers, L.L.P. will be present at the Special Meeting, but a representative will be available via telephone to respond to appropriate questions from shareholders.

Recommendation
The Board recommends a vote FOR ratification of the selection of PricewaterhouseCoopers, L.L.P. as independent auditors for CMF.

--------------------------------------------------------------------------------
                                 OTHER BUSINESS
--------------------------------------------------------------------------------

The Board does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, William M. Tartikoff, Esq., and Barbara J. Krumsiek will vote on the matters in accordance with their judgment.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

The audited Annual Report to Shareholders of CMF is incorporated by reference into this proxy statement. Copies of the most recent Annual Report may be obtained without charge if you:
      write to
     CMF
     4550 Montgomery Avenue, Suite 1000N
     Bethesda, Maryland 20814
      call (800) 368-2745
      visit Calvert's website at www.calvertgroup.com

--------------------------------------------------------------------------------
                             SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

CMF is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to the Calvert Group Legal Department, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814.

--------------------------------------------------------------------------------
                               VOTING INFORMATION
--------------------------------------------------------------------------------

Proxies are solicited initially by mail. Additional solicitations may be made by telephone, computer communications, facsimile or other such means, or by personal contact by officers or employees of Calvert Group and its affiliates or by ADP/Shareholder communications, Inc., a proxy soliciting firm retained for this purpose. CMF may bear solicitation costs. By voting as soon as possible, you can save the Fund the expense of follow-up mailings and calls.

A proxy may be revoked at any time before the meeting or during the meeting by oral or written notice to William M. Tartikoff, Esq., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the proposals.

Each proposal must be approved by a majority of the outstanding shares, which is defined as the lesser of: (1) the vote of 67% or more of the shares of the Fund at the Special Meeting if the holders of more than 50% of the outstanding shares of the Fund o are present in person or by proxy, or (2) the vote of more than 50% of the outstanding shares of the Fund. All classes of the Fund vote together.

Any abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. A broker non-vote is when a broker holds the shares and the actual owner does not vote and the broker holding the shares does not have the authority to vote the shares. This means that abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present.

Shareholders of CMF on record at the close of business on December 7, 1998 ("record date") are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held on that date. As of December 7, 1998, as shown on the books of CMF, there were issued and outstanding:

6,606,783.595 shares of CMF National Municipal Intermediate Fund 3,430,856.604 shares of CMF California Municipal Intermediate Fund 2,403,189.224 shares of CMF Maryland Municipal Intermediate Fund 2,724,456.950 shares of CMF Virginia Municipal Intermediate Fund

As of the record date, the officers and Trustees/Directors of CMF as a group beneficially owned less than 1% of the outstanding shares of any Portfolio. The following shareholders, as of record date, owned more than 5% of the Portfolio shown, as of December 7, 1998:

Calvert National Municipal Intermediate Fund
         Name and Address                   % of Ownership

         Robert P. Taishoff Trustee         6.58%
         Annapolis, MD 21403

         John Swanson                       6.15%
         McMurray, PA 15317

Calvert California Municipal Intermediate Fund
         Name and Address                   % of Ownership

         Catalyst Productions               15.36%
         Oakland, CA 94607

         National City Bank Kentucky        6.95%
         Anchorage Trust
         Cleveland, OH 44101

         James and Janet Bochnowski         5.20%
         Atherton, CA 94027

--------------------------------------------------------------------------------
                                  ADJOURNMENT
--------------------------------------------------------------------------------

In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, William M. Tartikoff, Esq., or Barbara J. Krumsiek may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. Mr. Tartikoff and Ms. Krumsiek will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment on behalf of those proxies that have voted against any such proposals.

Investment Advisor
Calvert Asset Management
Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Administrator
Calvert Administrative Services Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

                          CALVERT MUNICIPAL FUND, INC.
                                   PROXY CARD

The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff, Esq. and Barbara J. Krumsiek, attorneys, with full power of substitution, to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Wednesday, February 24, 1999 at 2:00 p.m. and at any adjournment thereof. All powers may be exercised by a majority of the proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

You may cast your vote using one of the following methods:
1. By internet (through a secure internet site): www.calvertgroup.com
2. By telephone (through a secure telephone system): call 1-800-368-2745
3. By facsimile: fax to ______________
4. By mail: postage-paid envelope enclosed
5. In person: Wednesday, February 24, 1999

NOTE: If you plan to vote by mail or by facsimile, please sign the proxy card exactly as your name appears on the card. If you have a joint account, either person may sign the proxy card. When signing in a fiduciary capacity, such as executor, administrator, trustee, guardian, etc., please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date: ________________________, 1999

__________________________________

__________________________________
Signature(s) (and Title(s), if applicable)

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, the attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES/DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

1.       For each Portfolio: to approve the Board of Trustees for CMF:
                  1.   Richard L. Baird, Jr.
                  2.   Frank H. Blatz, Jr., Esq.
                  3.   Frederick T. Borts, M.D.
                  4.   Charles E. Diehl
                  5.   Douglas E. Feldman, M.D.
                  6.   Peter W. Gavian, CFA
                  7.   John G. Guffey, Jr.
                  8.   Barbara J. Krumsiek
                  9.   M. Charito Kruvant
                  10.  Arthur J. Pugh
                  11.  David R. Rochat
                  12.  D. Wayne Silby, Esq.

For all  [ ]      Against all  [ ]      Abstain on all  [ ]

     [ ] To abstain from voting on or to vote against one or more of the proposed Trustees listed above, but to approve the others, place an "x" in the box at left and indicate the number(s) of the person on the appropriate line: I vote against _____________. I abstain on
     _____________.

2. For each Portfolio: to approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) to revise the language of those restrictions that are still required to be fundamental.

                  1)   Equity securities
                  2)   Borrowing policy
                  3)   Loan policy
                  4)   Real estate & commodities
                  5)   Diversification policy
                  6)   Concentration policy
                  7)   Exercise control
                  8)   Securities and Fund Trustees
                  9)   Short sales

For all  [ ]      Against all  [ ]      Abstain on all  [ ]

     [ ] To abstain from voting on or to vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve the others, place an "x" in the box at left and indicate the number(s) (as set forth in the proxy statement) of the affected investment restriction(s) on the appropriate line: I vote against _____________. I abstain on _____________.

3. For each Portfolio: to approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO").

For      [ ]      Against      [ ]      Abstain         [ ]

4. For each Portfolio: to ratify the Board's selection of auditors, PricewaterhouseCoopers, L.L.P.

For      [ ]      Against      [ ]      Abstain         [ ]